Exhibit 99.1

On February 1, 2016, Diebold, Incorporated (“Diebold”) and certain of its affiliates completed its previously announced divestiture of its electronic security business located in the United States and Canada to Securitas Electronic Security, Inc., a wholly owned subsidiary of Securitas AB, and certain of its affiliates, pursuant to the Asset Purchase Agreement (the “Purchase Agreement”) among the parties dated October 25, 2015.

Diebold received cash consideration of $315 million upon the closing of the transaction. The Purchase Agreement also provides for up to a $35 million payment to Diebold contingent and payable over a twelve-month period beginning at closing based on the successful transition of certain customer relationships. Diebold has also agreed to provide certain transition services to Securitas Electronic Security, Inc. after the closing, including providing a $6 million credit for such services.

The closing purchase price is subject to a customary working capital adjustment. The purchase agreement provides for customary representations, warranties, covenants and agreements, including, among others, that each party will use commercially reasonable efforts to complete the transaction expeditiously.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2015 presents the pro forma effects of the transaction assuming the disposition occurred on September 30, 2015. The unaudited condensed consolidated statements of operations for the nine months ended September 30, 2015 and for the years ended December 31, 2014, 2013 and 2012 present the pro forma effects of the transaction assuming the disposition occurred on January 1, 2012. The following unaudited pro forma condensed combined balance sheet adjustments reflect the elimination of net assets and liabilities and the following unaudited pro forma condensed combined statements of operations adjustments reflect the elimination of sales, costs and expenses related to the electronic security business. The pro forma adjustments related to the disposition are preliminary and are based upon available information and certain assumptions which management believes are reasonable under the circumstances. For the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014, 2013 and 2012 and the nine months ended September 30, 2015, respectively, a statutory tax rate of 39.0 percent was applied as the disposition is predominately in North America.

The preparation of this unaudited condensed consolidated pro forma financial information requires management to make estimates and assumptions based upon the information known at that time. Actual results could differ from these estimates.

This unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial information and accompanying notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015.

DIEBOLD, INCORPORATED AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
Unaudited
(dollars in millions)

	September 30, 2015
	As Reported	Adjustment	As Adjusted
ASSETS
Current assets
Cash and cash equivalents	$198.5	$3.9	$202.4
Short-term investments	99.2	—	99.2
Trade receivables, net	565.6	(78.9)	486.7
Inventories	420.6	(38.8)	381.8
Deferred income taxes	108.2	—	108.2
Prepaid expenses	24.1	(0.6)	23.5
Prepaid income taxes	42.2	—	42.2
Current assets held for sale	—	156.4	156.4
Other current assets	149.8	(4.8)	145.0
Total current assets	1,608.2	37.2	1,645.4
Securities and other investments	82.2	—	82.2
Property, plant and equipment, net	177.0	(3.3)	173.7
Goodwill	197.4	(33.9)	163.5
Deferred income taxes	85.4	—	85.4
Finance lease receivables	44.6	—	44.6
Other assets	80.3	—	80.3
Total assets	$2,275.1	$—	$2,275.1

LIABILITIES AND EQUITY
Current liabilities
Notes payable	$80.9	$—	$80.9
Accounts payable	283.9	(26.2)	257.7
Deferred revenue	231.7	(20.5)	211.2
Payroll and other benefits liabilities	81.0	(5.4)	75.6
Current liabilities held for sale	—	57.9	57.9
Other current liabilities	289.0	(5.7)	283.3
Total current liabilities	966.5	0.1	966.6
Long-term debt	618.3	—	618.3
Pensions and other benefits	198.2	—	198.2
Post-retirement and other benefits	20.9	—	20.9
Deferred income taxes	14.9	—	14.9
Other long-term liabilities	29.8	(0.1)	29.7
Commitments and contingencies	—	—	—
Equity
Diebold, Incorporated shareholders' equity
Preferred shares, no par value, 1,000,000 authorized shares, none issued	—	—	—
Common shares, $1.25 par value, 125,000,000 authorized shares, 79,696,694 and 79,238,759 issued shares, 65,001,602 and 64,632,400 outstanding shares, respectively	99.6	—	99.6
Additional capital	431.8	—	431.8
Retained earnings	746.9	—	746.9
Treasury shares, at cost (14,695,092 and 14,606,359 shares, respectively)	(560.2)	—	(560.2)
Accumulated other comprehensive loss	(316.7)	—	(316.7)
Total Diebold, Incorporated shareholders' equity	401.4	—	401.4
Noncontrolling interests	25.1	—	25.1
Total equity	426.5	—	426.5
Total liabilities and equity	$2,275.1	$—	$2,275.1

DIEBOLD, INCORPORATED AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited
(in millions, except per share amounts)

	Nine months ended September 30, 2015
	As Reported	Adjustment	As Adjusted
Net sales
Services	$1,208.5	$(167.6)	$1,040.9
Products	861.3	(93.3)	768.0
	2,069.8	(260.9)	1,808.9
Cost of sales
Services	836.2	(136.8)	699.4
Products	703.5	(74.3)	629.2
	1,539.7	(211.1)	1,328.6
Gross profit	530.1	(49.8)	480.3
Selling and administrative expense	392.5	(29.3)	363.2
Research, development and engineering expense	66.2	—	66.2
Impairment of assets	18.9	—	18.9
Gain on sale of assets, net	(1.4)	—	(1.4)
	476.2	(29.3)	446.9
Operating profit	53.9	(20.5)	33.4
Other income (expense)
Investment income	20.6	—	20.6
Interest expense	(24.1)	—	(24.1)
Foreign exchange loss, net	(9.2)	—	(9.2)
Miscellaneous, net	(1.7)	—	(1.7)
Income from continuing operations before taxes	39.5	(20.5)	19.0
Income tax benefit	(1.7)	(8.0)	(9.7)
Income from continuing operations	41.2	(12.5)	28.7
Income from discontinued operations, net of tax	—	12.5	12.5
Net income	41.2	—	41.2
Net income attributable to noncontrolling interests	0.1	—	0.1
Net income attributable to Diebold, Incorporated	$41.1	$—	$41.1

Basic weighted-average shares outstanding	64.9	64.9	64.9
Diluted weighted-average shares outstanding	65.5	65.5	65.5

Basic earnings (loss) per share
Income from continuing operations, net of tax	$0.63	$(0.19)	$0.44
Income from discontinued operations, net of tax	—	0.19	0.19
Net income attributable to Diebold, Incorporated	$0.63	$—	$0.63

Diluted earnings (loss) per share
Income from continuing operations, net of tax	$0.63	$(0.19)	$0.44
Income from discontinued operations, net of tax	—	0.19	0.19
Net income attributable to Diebold, Incorporated	$0.63	$—	$0.63

Common dividends declared and paid per share	$0.8625	$—	$0.8625

DIEBOLD, INCORPORATED AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited
(in millions, except per share amounts)

	Year ended December 31, 2014
	As Reported	Adjustment	As Adjusted
Net sales
Services	$1,637.6	$(204.8)	$1,432.8
Products	1,413.4	(111.4)	1,302.0
	3,051.0	(316.2)	2,734.8
Cost of sales
Services	1,147.4	(172.6)	974.8
Products	1,124.3	(90.5)	1,033.8
	2,271.7	(263.1)	2,008.6
Gross profit	779.3	(53.1)	726.2
Selling and administrative expense	515.6	(37.2)	478.4
Research, development and engineering expense	93.6	—	93.6
Impairment of assets	2.1	—	2.1
Gain on sale of assets, net	(12.9)	—	(12.9)
	598.4	(37.2)	561.2
Operating profit	180.9	(15.9)	165.0
Other income (expense)
Investment income	34.5	—	34.5
Interest expense	(31.4)	—	(31.4)
Foreign exchange loss, net	(11.8)	—	(11.8)
Miscellaneous, net	(1.6)	—	(1.6)
Income from continuing operations before taxes	170.6	(15.9)	154.7
Income tax expense	53.6	(6.2)	47.4
Income from continuing operations	117.0	(9.7)	107.3
Income from discontinued operations, net of tax	—	9.7	9.7
Net income	117.0	—	117.0
Net income attributable to noncontrolling interests	2.6	—	2.6
Net income attributable to Diebold, Incorporated	$114.4	$—	$114.4

Basic weighted-average shares outstanding	64.5	64.5	64.5
Diluted weighted-average shares outstanding	65.2	65.2	65.2

Basic earnings (loss) per share
Income from continuing operations, net of tax	$1.77	$(0.15)	$1.62
Income from discontinued operations, net of tax	—	0.15	0.15
Net income attributable to Diebold, Incorporated	$1.77	$—	$1.77

Diluted earnings (loss) per share
Income from continuing operations, net of tax	$1.76	$(0.15)	$1.61
Income from discontinued operations, net of tax	—	0.15	0.15
Net income attributable to Diebold, Incorporated	$1.76	$—	$1.76

Common dividends declared and paid per share	$1.15	$—	$1.15

DIEBOLD, INCORPORATED AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited
(in millions, except per share amounts)

	Year ended December 31, 2013
	As Reported	Adjustment	As Adjusted
Net sales
Services	$1,637.1	$(216.3)	$1,420.8
Products	1,220.4	(58.6)	1,161.8
	2,857.5	(274.9)	2,582.6
Cost of sales
Services	1,222.7	(174.5)	1,048.2
Products	994.4	(46.1)	948.3
	2,217.1	(220.6)	1,996.5
Gross profit	640.4	(54.3)	586.1
Selling and administrative expense	596.7	(32.3)	564.4
Research, development and engineering expense	92.3	—	92.3
Impairment of assets	72.0	—	72.0
Gain on sale of assets, net	(2.4)	—	(2.4)
	758.6	(32.3)	726.3
Operating loss	(118.2)	(22.0)	(140.2)
Other income (expense)
Investment income	27.6	—	27.6
Interest expense	(29.2)	—	(29.2)
Foreign exchange gain, net	0.2	—	0.2
Miscellaneous, net	(0.2)	—	(0.2)
Loss from continuing operations before taxes	(119.8)	(22.0)	(141.8)
Income tax expense	56.7	(8.6)	48.1
Loss from continuing operations	(176.5)	(13.4)	(189.9)
Income from discontinued operations, net of tax	—	13.4	13.4
Net loss	(176.5)	—	(176.5)
Net income attributable to noncontrolling interests	5.1	—	5.1
Net loss attributable to Diebold, Incorporated	$(181.6)	$—	$(181.6)

Basic weighted-average shares outstanding	63.7	63.7	63.7
Diluted weighted-average shares outstanding	63.7	63.7	63.7

Basic (loss) earnings per share
Loss from continuing operations, net of tax	$(2.85)	$(0.21)	$(3.06)
Income from discontinued operations, net of tax	—	0.21	0.21
Net loss attributable to Diebold, Incorporated	$(2.85)	$—	$(2.85)

Diluted (loss) earnings per share
Loss from continuing operations, net of tax	$(2.85)	$(0.21)	$(3.06)
Income from discontinued operations, net of tax	—	0.21	0.21
Net loss attributable to Diebold, Incorporated	$(2.85)	$—	$(2.85)

Common dividends declared and paid per share	$1.15	$—	$1.15

DIEBOLD, INCORPORATED AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited
(in millions, except per share amounts)

	Year ended December 31, 2012
	As Reported	Adjustment	As Adjusted
Net sales
Services	$1,626.5	$(206.2)	$1,420.3
Products	1,365.2	(61.2)	1,304.0
	2,991.7	(267.4)	2,724.3
Cost of sales
Services	1,215.7	(171.9)	1,043.8
Products	1,046.4	(46.0)	1,000.4
	2,262.1	(217.9)	2,044.2
Gross profit	729.6	(49.5)	680.1
Selling and administrative expense	527.7	(26.5)	501.2
Research, development and engineering expense	85.9	—	85.9
Impairment of assets	15.8	—	15.8
Gain on sale of assets, net	(1.2)	—	(1.2)
	628.2	(26.5)	601.7
Operating profit	101.4	(23.0)	78.4
Other income (expense)
Investment income	37.6	—	37.6
Interest expense	(30.3)	—	(30.3)
Foreign exchange gain, net	2.7	—	2.7
Miscellaneous, net	(0.5)	—	(0.5)
Income from continuing operations before taxes	110.9	(23.0)	87.9
Income tax expense	28.2	(9.0)	19.2
Income from continuing operations	82.7	(14.0)	68.7
Income (loss) from discontinued operations, net of tax	(3.1)	14.0	10.9
Net income	79.6	—	79.6
Net income attributable to noncontrolling interests	6.0	—	6.0
Net income attributable to Diebold, Incorporated	$73.6	$—	$73.6

Basic weighted-average shares outstanding	63.1	63.1	63.1
Diluted weighted-average shares outstanding	63.9	63.9	63.9

Basic earnings (loss) per share
Income from continuing operations, net of tax	$1.22	$(0.22)	$1.00
Income (loss) from discontinued operations, net of tax	(0.05)	0.22	0.17
Net income attributable to Diebold, Incorporated	$1.17	$—	$1.17

Diluted earnings (loss) per share
Income from continuing operations, net of tax	$1.20	$(0.22)	$0.98
Income (loss) from discontinued operations, net of tax	(0.05)	0.22	0.17
Net income attributable to Diebold, Incorporated	$1.15	$—	$1.15

Common dividends declared and paid per share	$1.14	$—	$1.14